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                                                                    EXHIBIT 32.2
                        CERTIFICATION OF PERIODIC REPORT



         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, the undersigned officer of Renaissance Learning, Inc. (the "Company"), hereby certifies that, to the undersigned's knowledge:

         (1) the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 5, 2004
       ----------------

                                              /s/ Steven A. Schmidt
                                              ----------------------------------
                                              Name:  Steven A. Schmidt
                                              Title: Executive Vice President
                                                     and Chief Financial Officer



THIS WRITTEN STATEMENT ACCOMPANIES THIS REPORT PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 AND SHALL NOT BE DEEMED TO BE FILED BY THE COMPANY FOR PURPOSES OF THE SECURITIES EXCHANGE ACT OF 1934.